--------------------------------------------------------------------------------
High Yield Fixed Income
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                               [GRAPHIC OMITTED]

Alliance High Yield Fund

Semi-Annual Report
February 28, 2001

                                            Alliance Capital [LOGO](R)
                                            The Investment Professional's Choice

                           Investment Products Offered

                           --------------------------
                           o Are Not FDIC Insured
                           o May Lose Value
                           o Are Not Bank Guaranteed
                           --------------------------

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

--------------------------------------------------------------------------------
                                                          LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS
April 20, 2001

Dear Shareholder:

This report provides the performance, investment strategy and outlook for Alliance High Yield Fund (the "Fund") for the semi-annual reporting period ended February 28, 2001.

Investment Objectives and Policies

This open-ended fund's objective is to achieve a high total return by maximizing income and, to the extent consistent with that objective, capital appreciation. The Fund will pursue this objective by investing primarily in a diversified mix of high yield (below investment-grade) fixed income securities, commonly known as "junk bonds".

Investment Performance

The following table provides performance for the Fund as well as its benchmark index, as represented by Credit Suisse First Boston High Yield Index, for the six- and 12-month periods ended February 28, 2001.

INVESTMENT RESULTS*
Periods Ended February 28, 2001

             --------------------
                Total Returns
             --------------------
             6 Months   12 Months
---------------------------------

Alliance High
Yield Fund
  Class A     -4.20%     -6.08%
---------------------------------
  Class B     -4.58%     -6.71%
---------------------------------
  Class C     -4.45%     -6.59%
---------------------------------
Credit Suisse
First Boston
High Yield
Index          0.72%      1.27%
---------------------------------

* The Fund's investment results represent total returns for the periods shown and are based on the net asset value (NAV) of each class of shares as of February 28, 2001. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for Advisor Class shares will vary due to different expenses charged to this class. Returns for the Fund include the reinvestment of any distributions paid during the period. Past performance is no guarantee of future results.

      The unmanaged Credit Suisse First Boston High Yield Index is a measure of lower-rated, fixed-income, non-convertible, U.S. dollar-denominated securities meeting certain criteria developed by Credit Suisse and designed to enable the index to reflect the high yield market. An investor cannot invest directly in an index, and its results are not indicative of any particular investment, including Alliance High Yield Fund.

      Additional investment results appear on pages 5 - 9.

The Fund underperformed the benchmark for both the six- and 12-month periods ending February 28, 2001. Our style of investing in this Fund has historically emphasized higher-yielding, single-B rated securities. This approach negatively impacted performance during both periods. Single-B rated securities tend to underperform double-B rated securities during periods of high volatility and market uncertainty. Additionally, our security selection also detracted from performance.


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                                                    ALLIANCE HIGH YIELD FUND o 1
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LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

The Fund's above-market exposure to the international telecommunications sector also detracted from our performance. This sector's developmental nature and the immaturity of the European high yield market caused it to be out of favor during the reporting period. Specific issuers in this sector that negatively impacted the Fund's portfolio included Startec Global Communications and Destia Communications. Our holdings of Marvel Entertainment in the media/entertainment sector and ICG Communications in the fixed telecommunications sector also detracted from performance. As our ability to exit these securities was hampered by the weak market environment, sales were made when the market permitted.

Our exposure to the cable, mobile communications, chemicals, finance and gaming industries enhanced performance. In particular, our position in Allied Waste Industries bonds contributed positively to performance.

Investment Strategy

During the investment period under review, we repositioned the Fund's portfolio. Developmental credits in the telecommunications sector and cyclical credits in the automotive sector were swapped into more defensive issuers in the cable, gaming, and mobile communications sectors. We continued to diversify the Fund's portfolio over a greater number of issuers to reduce volatility and stabilize returns. We believe our strategy will accomplish this objective while maximizing the potential for price appreciation and current income.

More specifically, we decreased our exposure to the international telecommunications, data/Internet and automotive sectors over the reporting period. We reduced our holdings in telecommunications-related sectors due to their developmental nature, and we reduced our exposure to the automotive sector as a result of our negative outlook for this cyclical industry.

Over the reporting period, we increased our exposure to the cable, gaming, mobile communications and paper sectors. We added higher quality issues in the paper and forest products and mobile communications sectors.

Market Review

The growth rate of the U.S. economy slowed to 1.8% in the second half of 2000 after robust growth of 5.2% in the first half of the year. Tight monetary policy, excessive inventories, a stock market correction and higher oil prices all contributed to the economic slowdown. The U.S. Federal Reserve shifted to an accommodative policy in mid-December, and has lowered rates by 150 basis points year-to-date.

The high yield market returned -5.21% for the year ended December 31, 2000, as measured by the Credit Suisse First Boston High Yield Index, marking a third consecutive year of weak performance. Contributing to this weak performance was an increase in the rate of company defaults and a shift in sentiment away from developmental credits in the telecommunications and technology sectors to more defensive


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2 o ALLIANCE HIGH YIELD FUND

--------------------------------------------------------------------------------
                                                          LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

issuers. Credit availability withered as bankers tightened their lending standards. Due to issuers' dependence on the bank market for short-term liquidity, this negatively impacted the high yield market. Double-B rated securities outperformed single-B rated securities as investors sought higher quality issuers.

For the six-month period ended February 28, 2001, the Credit Suisse First Boston High Yield Index returned 0.72%. Market sentiment improved dramatically after the Federal Reserve lowered interest rates in January and issuers took advantage of the funding window. Year-to-date as of February 2001, new issuance was $25.8 billion, and January's $14.8 billion calendar was the largest since May 1999. The best-performing industries included finance, health care, lodging, energy, services, utilities and gaming, while the automotive, fixed telecommunications, metals and mining, paper and packaging, and technology sectors underperformed the broader market.

Outlook

The odds of a recession in the U.S. have risen in recent months. We believe, however, that the potential for negative economic growth will be circumvented by recent and likely future Federal Reserve action. We expect the economy will slow in 2001 to a 2.0% to 2.5% growth rate, with the second half of the year outpacing the first. We also expect the Federal Reserve to continue lowering interest rates and ease at least another 50 basis points by June. Slower U.S. profit growth over the next 12 months should mute stock price gains.

A slower growth economy, coupled with an accommodative monetary policy, bodes well for the high yield market. Demand for high yield securities has improved, as evidenced by increased flows into high yield mutual funds and increased allocations to high yield by institutions and pension funds. While defaults should remain at historically high levels and may increase, we believe the market has identified most of these troubled companies and priced their securities accordingly. With an accommodative monetary policy, slow economic growth and high yield securities yielding in excess of 13%, we continue to believe the high yield market offers significant value.

Portfolio Manager Update

We are pleased to report that portfolio management responsibilities for Alliance High Yield Fund have shifted and the Fund will now be managed by Gregory Dube. Mr. Dube has 25 years of investment experience and is a senior vice president and head of the Global High Yield Group.


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                                                    ALLIANCE HIGH YIELD FUND o 3

--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

[PHOTO OMITTED]   John D. Carifa

[PHOTO OMITTED]   Gregory Dube

Portfolio Manager, Gregory Dube, has 25 years of investment experience.

Thank you for your continued interest and investment in Alliance High Yield Fund. We look forward to reporting its progress to you in the coming months.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman and President


/s/ Gregory Dube

Gregory Dube
Senior Vice President


--------------------------------------------------------------------------------
4 o ALLIANCE HIGH YIELD FUND

--------------------------------------------------------------------------------
                                                              PERFORMANCE UPDATE
--------------------------------------------------------------------------------

PERFORMANCE UPDATE

ALLIANCE HIGH YIELD FUND
GROWTH OF A $10,000 INVESTMENT
4/30/97* TO 2/28/01

Alliance High Yield Fund Class A: $10,774
Credit Suisse First Boston High Yield Index: $11,598

[The following table was represented as a mountain chart in the printed material.]

                            Alliance                      CS First Boston
                         High Yield Fund                  High Yield Index
-------------------------------------------------------------------------------
     4/30/97                 $ 9,579                           $10,000
     2/28/98                  12,417                            11,275
     2/28/99                  11,807                            11,145
     2/29/00                  11,471                            11,453
     2/28/01                  10,774                            11,598


This chart illustrates the total value of an assumed $10,000 investment in Alliance High Yield Fund Class A shares (from 4/30/97 to 2/28/01) as compared to the performance of an appropriate broad-based index. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B, Class C and Advisor Class shares will vary from the results shown above due to differences in expenses charged to these classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Credit Suisse First Boston High Yield Index is a measure of lower-rated, fixed-income, non-convertible, U.S. dollar-denominated securities meeting certain criteria developed by Credit Suisse, and designed to enable the index to reflect the high yield market. An investor cannot invest directly in an index, and its results are not indicative of any particular investment, including Alliance High Yield Fund.

When comparing Alliance High Yield Fund to the index shown above, you should note that no charges or expenses are reflected in the performance of the index.

*     Closest month-end after Fund's Class A share inception date of 4/22/97.

--------------------------------------------------------------------------------
                                                    ALLIANCE HIGH YIELD FUND o 5

--------------------------------------------------------------------------------
PERFORMANCE UPDATE
--------------------------------------------------------------------------------

PERFORMANCE UPDATE

ALLIANCE HIGH YIELD FUND
HISTORY OF RETURNS
YEARLY PERIODS ENDED 2/28

    [The following was represented by a bar graph in the printed material.]

              Alliance High Yield Fund-- Yearly Periods Ended 2/28
--------------------------------------------------------------------------------
                             Alliance High       Credit Suisse First Boston
                               Yield Fund             High Yield Index
--------------------------------------------------------------------------------
      2/28/98*                  29.63%                    12.75%
      2/28/99                   -4.91%                    -1.15%
      2/28/00                   -2.85%                     2.76%
      2/28/01                   -6.08%                     1.27%

Past performance is no guarantee of future results. The Fund's investment results represent total returns for Class A shares and are based on the Fund's net asset value (NAV). All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for Class B, Class C and Advisor Class shares will vary from the results shown above due to different expenses associated with these classes. Returns for the Fund include the reinvestment of any distribution paid during the period.

The unmanaged Credit Suisse First Boston High Yield Index is a measure of lower-rated, fixed-income, non-convertible, U.S. dollar-denominated securities meeting certain criteria developed by Credit Suisse and designed to enable the index to reflect the high-yield market. The index reflects no fees or expenses. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance High Yield Fund.

* Fund returns for the period ended 2/28/98 are from the Fund's inception date of 4/22/97 through 2/28/98. Benchmark returns for the period ended 2/28/98 are from 4/30/97 through 2/28/98.


--------------------------------------------------------------------------------
6 o ALLIANCE HIGH YIELD FUND

--------------------------------------------------------------------------------
                                                               PORTFOLIO SUMMARY
--------------------------------------------------------------------------------

PORTFOLIO SUMMARY
February 28, 2001 (unaudited)

INCEPTION DATES            PORTFOLIO STATISTICS
Class A Shares             Net Assets ($mil): $557.5
4/22/97
Class B Shares
4/22/97
Class C Shares
4/22/97

INDUSTRY/SECTOR BREAKDOWN

o    14.7% Fixed Communications
o    10.7% Cable
o     8.7% Mobile Communications
o     6.4% Chemicals
o     6.2% Energy
o     6.0% Service
o     5.7% General Industrial
o     4.9% Financial
o     4.6% Paper/Packaging
o     3.7% Health Care
o     3.6% Technology
o     3.6% Utility                              [PIE CHART OMITTED]
o     2.8% Gaming
o     2.1% Metals/Minerals
o     2.0% Media
o     1.6% Building/Real Estate
o     1.6% Hotels/Lodging
o     1.1% Consumer Manufacturing
o     0.9% Retail
o     0.9% Supermarkets and Drugs
o     0.7% Automotive
o     0.7% Leisure
o     0.5% Restaurants
o     0.4% Food and Beverage
o     0.1% Other Services

o     5.8% Short-Term

All data as of February 28, 2001. The Fund's industry/sector and country breakdowns may vary over time. These breakdowns are expressed as a percentage of total investments.


--------------------------------------------------------------------------------
                                                    ALLIANCE HIGH YIELD FUND o 7

--------------------------------------------------------------------------------
PORTFOLIO SUMMARY
--------------------------------------------------------------------------------

PORTFOLIO SUMMARY
February 28, 2001 (unaudited)

COUNTRY BREAKDOWN
o    87.1% United States
o     3.9% Netherlands
o     2.2% Bermuda
o     2.2% Canada                               [PIE CHART OMITTED]
o     2.2% United Kingdom
o     1.1% South Korea
o     0.9% Luxembourg
o     0.4% Norway

All data as of February 28, 2001. The Fund's industry/sector and country breakdowns may vary over time. These breakdowns are expressed as a percentage of total investments.


--------------------------------------------------------------------------------
8 o ALLIANCE HIGH YIELD FUND

--------------------------------------------------------------------------------
                                                              INVESTMENT RESULTS
--------------------------------------------------------------------------------

INVESTMENT RESULTS

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2001

Class A Shares
--------------------------------------------------------------------------------
                           Without Sales Charge        With Sales Charge
              1 Year                -6.08%                   -10.08%
     Since Inception*                3.09%                     1.95%
           SEC Yield**              10.67%

Class B Shares
--------------------------------------------------------------------------------
                           Without Sales Charge        With Sales Charge
              1 Year                -6.71%                   -10.03%
     Since Inception*                2.39%                     2.21%
           SEC Yield**              10.39%

Class C Shares
--------------------------------------------------------------------------------
                           Without Sales Charge        With Sales Charge
              1 Year                -6.59%                    -7.42%
     Since Inception*                2.42%                     2.42%
           SEC Yield**              10.39%

SEC AVERAGE ANNUAL TOTAL RETURNS (WITH SALES CHARGES)
AS OF THE MOST RECENT QUARTER-END (MARCH 31, 2001)

                            Class A           Class B         Class C
                            Shares            Shares          Shares
--------------------------------------------------------------------------------
              1 Year        -15.66%           -15.61%         -13.15%
     Since Inception*         0.33%             0.63%           0.85%

The Fund's investment results represent average annual total returns. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without and with the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1, 3% year 2, 2% year 3, 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year, 1% contingent deferred sales charge for accounts over $1,000,000. Total return for Advisor Class shares will differ due to different expenses associated with this class.

The Fund can invest in foreign securities, including emerging markets, which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*     Inception: 4/22/97 for all share classes.

** SEC yields are based on SEC guidelines and are calculated on 30 days ended February 28, 2001.


--------------------------------------------------------------------------------
                                                    ALLIANCE HIGH YIELD FUND o 9

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
February 28, 2001 (unaudited)

                                               Shares or
                                               Principal
                                                  Amount
                                                   (000)      U.S. $ Value
--------------------------------------------------------------------------------

Corporate Debt Obligations - 88.0%
Automotive - 0.7%
Dura Operating Corp.
   Series B
   9.00%, 5/01/09.................                $1,495      $  1,278,225
Hayes Wheels International
   11.00%, 7/15/06................                 1,030           787,950
Safelite Glass Corp.
   Series B
   9.875%, 12/15/06(a)............                 1,550            19,375
   Series D
   9.875%, 12/15/06(a)............                 2,350            32,312
Tenneco Automotive, Inc.
   Series B
   11.625%, 10/15/09..............                 3,950         1,520,750
                                                              ------------
                                                                 3,638,612
                                                              ------------
Building/Real Estate - 1.6%
D.R. Horton, Inc.
   10.50%, 4/01/05................                 2,000         2,100,000
KB Home
   9.50%, 2/15/11.................                   925           922,688
LNR Property Corp.
   Series B
   9.375%, 3/15/08................                 1,500         1,447,500
   10.50%, 1/15/09................                 4,460         4,437,700
                                                              ------------
                                                                 8,907,888
                                                              ------------
Cable - 9.1%
@ Entertainment
   Series B
   14.50%, 7/15/08(b).............                 8,000         4,200,000
Adelphia Communications
   Series B
   9.25%, 10/01/02................                   500           505,625
   10.875%, 10/01/10..............                 2,100         2,220,750
Charter Communications Holdings
   10.25%, 1/15/10................                 4,300         4,493,500
   10.75%, 10/01/09(c)............                 7,400         7,899,500
   11.75%, 1/15/10(b).............                   750           500,625
Echostar DBS Corp.
   9.375%, 2/01/09................                 5,100         5,176,500
GCI, Inc.
   9.75%, 8/01/07.................                 2,000         1,940,000
Knology Holdings, Inc.
   Warrants, expiring 10/22/07(c)(d)               1,500               375


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10 o ALLIANCE HIGH YIELD FUND

--------------------------------------------------------------------------------
                                                        PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                                               Principal
                                                  Amount
                                                   (000)      U.S. $ Value
--------------------------------------------------------------------------------

NTL Communication Corp.
   Series B
   9.25%, 11/15/06................   EUR           3,500      $  2,822,529
   Series B
   11.50%, 10/01/08...............               $10,625        10,439,062
United Pan-Europe Communications
   Series B
   11.25%, 2/01/10................                 3,000         2,437,500
United Pan-Europe Communications NV
   Series B
   10.875%, 8/01/09...............                10,500         8,295,000
                                                              ------------
                                                                50,930,966
                                                              ------------
Chemicals - 6.3%
Acetex Corp.
   9.75%, 10/01/03................                 1,000           967,500
Avecia Group Plc.
   11.00%, 7/01/09................                 8,000         8,440,000
Climachem, Inc.
   Series B
   10.75%, 12/01/07...............                 4,000         1,230,000
Equistar Chemicals LP
   8.50%, 2/15/04.................                   250           249,371
   8.75%, 2/15/09.................                 1,500         1,462,013
General Chemical Industrial Products
   10.625%, 5/01/09...............                 1,000           485,000
Gentek, Inc.
   11.00%, 8/01/09................                 2,000         2,050,000
Georgia Gulf Corp.
   10.375%, 11/01/07..............                 1,700         1,768,000
Huntsman ICI Chemicals
   10.125%, 7/01/09...............                 5,025         5,226,000
Lyondell Chemical Co.
   Series A
   9.625%, 5/01/07................                 4,000         4,140,000
   Series B
   9.875%, 5/01/07................                 3,000         3,105,000
Philipp Brothers
   9.875%, 6/01/08................                 2,750         1,911,250
Sterling Chemicals, Inc.
   Series B
   12.375%, 7/15/06...............                 4,135         4,114,325
                                                              ------------
                                                                35,148,459
                                                              ------------


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                                                   ALLIANCE HIGH YIELD FUND o 11

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                                               Shares or
                                               Principal
                                                  Amount
                                                   (000)      U.S. $ Value
--------------------------------------------------------------------------------

Consumer Manufacturing - 1.0%
Generac Portable Products, LLC.
   11.25%, 7/01/06................                $5,115      $  1,560,075
Jostens, Inc.
   12.75%, 5/01/10................                 4,000         4,130,000
   Warrants, expiring 5/01/10(d)..                 4,000            80,500
                                                              ------------
                                                                 5,770,575
                                                              ------------
Energy - 6.1%
Belden & Blake Corp.
   Series B
   9.875%, 6/15/07................                 6,000         4,950,000
Calpine Corp.
   8.50%, 2/15/11.................                 4,070         4,075,088
Chesapeake Energy Corp.
   Series B
   9.625%, 5/01/05................                 3,325         3,449,688
EOTT Energy Partners
   11.00%, 10/01/09...............                 6,125         6,523,125
Gothic Production Corp.
   Series B
   11.125%, 5/01/05...............                 4,500         4,882,500
Northern Offshore ASA
   Series B
   10.00%, 5/15/05................                 3,250         2,311,562
Port Arthur Finance Corp.
   12.50%, 1/15/09................                 1,580         1,572,100
Range Resources Corp.
   8.75%, 1/15/07.................                 4,100         3,997,500
Statia Terminals
   Series B
   11.75%, 11/15/03...............                 2,000         2,040,000
                                                              ------------
                                                                33,801,563
                                                              ------------
Financial - 4.8%
CHO Hung Bank
   11.875%, 4/01/10(c)(e).........                 3,500         3,516,084
Dime Bancorp, Inc.
   9.00%, 12/19/02................                 2,000         2,054,320
Golden State Holdings
   6.75%, 8/01/01.................                 2,000         1,993,516
Hanvit Bank
   12.75%, 3/01/10(c)(e)..........                 2,250         2,299,437
Renaissancere Capital Trust
   Series B
   8.54%, 3/01/27.................                 1,500         1,259,127
Safeco Capital Trust I
   8.072%, 7/15/37................                 3,500         2,913,225
Sovereign Bancorp
   6.625%, 3/15/01................                 3,000         2,999,178


--------------------------------------------------------------------------------
12 o ALLIANCE HIGH YIELD FUND

--------------------------------------------------------------------------------
                                                        PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                                               Shares or
                                               Principal
                                                  Amount
                                                   (000)      U.S. $ Value
--------------------------------------------------------------------------------

Telewest Finance
   6.00%, 7/07/05(c)..............               $ 5,031      $  3,974,490
   11.00%, 10/01/07...............                 2,050         2,050,000
Willis Corroon Corp.
   9.00%, 2/01/09.................                 4,000         3,900,000
                                                              ------------
                                                                26,959,377
                                                              ------------
Fixed Communications - 13.7%
Colo.com
   13.875%, 3/15/10(c)(f)(g)......                 3,000         1,350,000
Concentric Network
   Warrants, expiring 12/15/07 (c)(d)              1,000           240,000
Econophone, Inc.
   13.50%, 7/15/07(g).............                 3,600           846,000
Exodus Communications, Inc.
   11.625%, 7/15/10...............                 4,760         4,557,700
Global Crossing Holdings Ltd.
   8.70%, 8/01/07(c)..............                 7,980         7,760,550
Global Telesystems
   11.00%, 12/01/09(c)............   EUR           6,000         2,427,586
Hermes Europe Railtel BV
   10.375%, 1/15/09...............               $ 1,000           415,000
KMC Telecommunications
   Holdings, Inc.
   13.50%, 5/15/09................                 3,000           975,000
Level 3 Communications
   11.00%, 3/15/08................                10,600         9,725,500
McLeodUSA, Inc.
   11.375%, 1/01/09...............                 4,500         4,713,750
Metromedia Fiber Network, Inc.
   10.00%, 12/15/09...............                 6,000         5,647,500
Metronet Communications
   Warrants, expiring 8/15/07(c)(d)                1,500           105,000
Netia Holdings II BV
   Series B
   13.125%, 6/15/09...............                 3,500         3,150,000
Northeast Optic Network, Inc.
   12.75%, 8/15/08................                10,390         5,610,600
Primus Telecommunications
   Group, Inc.
   Warrants, expiring 8/01/04(d)..                 1,000                10
Psinet, Inc.
   Series B
   10.00%, 2/15/05................                 3,000           630,000
   10.50%, 12/01/06...............                 4,000           860,000
   11.50%, 11/01/08...............                 1,500           330,000
Startec Global Communications Corp.
   12.00%, 5/15/08(g).............                 6,000         2,100,000
   Warrants, expiring 5/15/08(d)..                 6,000             3,900
Tele1 Europe B.V.
   11.875%, 12/01/09..............   EUR           2,250         1,986,207


--------------------------------------------------------------------------------
                                                   ALLIANCE HIGH YIELD FUND o 13

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                                               Shares or
                                               Principal
                                                  Amount
                                                   (000)      U.S. $ Value
--------------------------------------------------------------------------------

Versatel Telecom BV
   13.25%, 5/15/08................                $6,000      $  4,755,000
   Warrants, expiring 5/15/08(c)(d)                4,500           558,000
Viatel, Inc.
   11.25%, 4/15/08................                 3,500           822,500
   11.50%, 3/15/09................                 2,350           705,000
Williams Communication Group, Inc.
   11.70%, 8/01/08................                 2,415         2,282,175
   11.875%, 8/01/10...............                 1,360         1,268,200
Winstar Communications
   12.50%, 4/15/08................                 2,030         1,421,000
XO Communications
   10.50%, 12/01/09...............                 3,650         3,148,125
   10.75%, 11/15/08...............                 3,750         3,281,250
   10.75%, 6/01/09................                 5,100         4,462,500
                                                              ------------
                                                                76,138,053
                                                              ------------
Food & Beverage - 0.4%
Chiquita Brands International, Inc.
   10.00%, 6/15/09(a).............                 1,400           651,000
RAB Enterprises, Inc.
   10.50%, 5/01/05................                 2,000         1,440,000
                                                              ------------
                                                                 2,091,000
                                                              ------------
Gaming - 2.7%
Ameristar Casinos, Inc.
   10.75%, 2/15/09(c).............                 2,950         3,031,125
Mandalay Resort Group
   Series B
   10.25%, 8/01/07................                 5,850         6,127,875
MGM Grand, Inc.
   9.75%, 6/01/07.................                 1,500         1,601,250
MGM Mirage
   8.375%, 2/01/11................                 1,850         1,854,625
Park Place Entertainment
   9.375%, 2/15/07................                 2,500         2,625,000
                                                              ------------
                                                                15,239,875
                                                              ------------
General Industrial - 5.6%
Amtrol, Inc.
   10.625%, 12/31/06..............                 6,000         4,860,000
Aqua Chemical, Inc.
   11.25%, 7/01/08................                 4,250         2,996,250
Blount, Inc.
   13.00%, 8/01/09................                 2,200         1,496,000
Dyersburg Corp.
   Series B
   9.75%, 9/01/07(a)(g)...........                 2,000           160,000
Flowserve Corp.
   12.25%, 8/15/10................                 3,000         3,195,000
Glasstech, Inc.
   Warrants, expiring 6/30/04(d)..                   750               375


--------------------------------------------------------------------------------
14 o ALLIANCE HIGH YIELD FUND

--------------------------------------------------------------------------------
                                                        PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                                               Principal
                                                  Amount
                                                   (000)      U.S. $ Value
--------------------------------------------------------------------------------

Morrison Knudsen Corp.
   11.00%, 7/01/10(c).............                $1,900      $  1,814,500
Pacific Aerospace & Electronics, Inc.
   11.25%, 8/01/05(a).............                 4,000         1,820,000
Pentacon, Inc.
   Series B
   12.25%, 4/01/09(g).............                 4,500         2,340,000
Sequa Corp.
   9.00%, 8/01/09.................                 6,000         6,105,000
Tembec Industries, Inc.
   8.50%, 2/01/11(c)..............                 1,500         1,533,750
Transdigm, Inc.
   10.375%, 12/01/08..............                 3,500         3,360,000
WEC Co., Inc.
   Series B
   12.00%, 7/15/09................                 4,500         1,468,125
                                                              ------------
                                                                31,149,000
                                                              ------------
Healthcare - 3.6%
Concentra Operating Corp.
   13.00%, 8/15/09................                 6,600         6,864,000
HCA - The Healthcare Co.
   7.875%, 2/01/11................                 4,000         4,036,292
Iasis Healthcare Corp.
   13.00%, 10/15/09...............                 6,050         6,624,750
Triad Hospitals Holdings
   Series B
   11.00%, 5/15/09................                 1,000         1,080,000
Unilab Fin Corp.
   12.75%, 10/01/09...............                 1,250         1,401,562
                                                              ------------
                                                                20,006,604
                                                              ------------
Hotels/Lodging- 1.6%
Felcor Lodging LP
   9.50%, 9/15/08(c)..............                 1,300         1,352,000
Host Marriott LP
   9.25%, 10/01/07(c).............                 3,000         3,120,000
Intrawest Corp.
   9.75%, 8/15/08.................                 1,000         1,027,500
   10.50%, 2/01/10................                 2,000         2,100,000
Lodgian Financing Corp.
   12.25%, 7/15/09................                 1,475         1,393,875
                                                              ------------
                                                                 8,993,375
                                                              ------------
Leisure - 0.7%
Premier Parks
   9.75%, 6/15/07.................                 2,725         2,782,906
Six Flags, Inc.
   9.50%, 02/01/09(c).............                 1,250         1,278,125
                                                              ------------
                                                                 4,061,031
                                                              ------------


--------------------------------------------------------------------------------
                                                   ALLIANCE HIGH YIELD FUND o 15

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                                               Shares or
                                               Principal
                                                  Amount
                                                   (000)      U.S. $ Value
--------------------------------------------------------------------------------

Media - 2.0%
Fox Family Worldwide, Inc.
   9.25%, 11/01/07................               $ 4,250   $     4,377,500
   10.25%, 11/01/07(b)............                 2,050         1,834,750
Goss Graphic Systems, Inc.
   12.25%, 11/19/05(g)............                 4,223         1,393,736
Olympus Communications LP
   Series B
   10.625%, 11/15/06..............                 3,000         3,060,000
Price Communications Wire
   Series B
   9.125%, 12/15/06...............                   375           391,875
                                                              ------------
                                                                11,057,861
                                                              ------------
Metals/Minerals - 2.1%
Golden Northwest Aluminum
   12.00%, 12/15/06...............                 1,500         1,410,000
Metal Management, Inc.
   10.00%, 5/15/08(a).............                 5,000           225,000
Ormet Corp.
   11.00%, 8/15/08(c).............                 2,500         2,037,500
P&L Coal Holdings, Inc.
   Series B
   8.875%, 5/15/08................                 1,000         1,045,000
   Series B
   9.625%, 5/15/08................                 4,000         4,200,000
Republic Technology, Inc.
   13.75%, 7/15/09(a).............                15,000         2,025,000
   Warrants, expiring 7/15/09(d)..                15,000               150
WHX Corp.
   10.50%, 04/15/05...............                 1,000           605,000
                                                              ------------
                                                                11,547,650
                                                              ------------
Mobile Communications - 6.3%
Dobson/Sygnet Communications
   12.25%, 12/15/08...............                 3,125         3,343,750
Earthwatch, Inc.
   13.00%, 7/15/07(b).............                 6,500         4,680,000
Filtronic Plc
   10.00%, 12/01/05...............                 2,260         1,762,800
Iridium LLC Capital Corp.
   Series B
   14.00%, 7/15/05(a).............                14,500           525,625
Nextel Communications
   9.375%, 11/15/09...............                 2,975         2,796,500
   9.50%, 2/01/11(c)..............                 3,200         3,016,000
Nextel International, Inc.
   12.75%, 8/01/10................                 1,550         1,321,375
Nextel Partners, Inc.
   11.00%, 3/15/10................                 3,000         2,917,500


--------------------------------------------------------------------------------
16 o ALLIANCE HIGH YIELD FUND

--------------------------------------------------------------------------------
                                                        PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                                               Shares or
                                               Principal
                                                  Amount
                                                   (000)      U.S. $ Value
--------------------------------------------------------------------------------

PTC International Finance
   11.25%, 12/01/09...............                $4,750      $  4,916,250
Spectrasite Holdings, Inc.
   Series B
   12.875%, 3/15/10(b)............                 1,150           678,500
Telecorp PCS, Inc.
   10.625%, 7/15/10...............                 3,750         3,862,500
   11.625%, 4/15/09(b)............                 1,000           730,000
Tritel PCS, Inc.
   10.375%, 1/15/11(c)............                 4,000         4,070,000
Voicestream Wireless Co.
   10.375%, 11/15/09..............                   500           560,000
                                                              ------------
                                                                35,180,800
                                                              ------------
Paper/Packaging - 4.5%
Crown Paper Co.
   11.00%, 9/01/05(a).............                 6,225           171,188
Doman Industries, Ltd.
   12.00%, 7/01/04................                 7,675         7,866,875
Huntsman Packaging Corp.
   13.00%, 6/01/10................                   475           287,375
Packaging Corp. of America
   9.625%, 4/01/09................                 2,000         2,140,000
Plainwell, Inc.
   Series B
   11.00%, 3/01/08(a)(g)..........                 5,000           250,000
Pliant Corp
   Warrants, expiring 6/01/10(c)(d)                  475             3,859
Riverwood International Corp.
   10.625%, 8/01/07...............                 3,500         3,675,000
Russell-Stanley Holdings, Inc.
   10.875%, 2/15/09(a)............                 8,000         1,250,000
Stone Container
   9.25%, 2/01/08(c)..............                 4,750         4,874,688
   9.75%, 2/01/11(c)..............                 4,625         4,786,875
                                                              ------------
                                                                25,305,860
                                                              ------------
Restaurants - 0.5%
Ne Restaurant Co., Inc.
   10.75%, 7/15/08................                 4,500         2,767,500
                                                              ------------

Retail - 0.9%
St. John Knits International, Inc.
   12.50%, 7/01/09................                 5,000         4,937,500
V2 Music Holdings Plc
   Warrants, expiring 4/15/08(c)(d)                2,500                25
                                                              ------------
                                                                 4,937,525
                                                              ------------
Service - 5.9%
Aircraft Service International
   Group, Inc.
   11.00%, 8/15/05................                 1,000         1,135,000


--------------------------------------------------------------------------------
                                                   ALLIANCE HIGH YIELD FUND o 17

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                                               Principal
                                                  Amount
                                                   (000)      U.S. $ Value
--------------------------------------------------------------------------------

Allied Waste NA
   Series B
   7.875%, 1/01/09................                $4,000   $     3,870,000
   8.875%, 4/01/08(c).............                 3,750         3,843,750
   Series B
   10.00%, 8/01/09................                 8,000         8,220,000
Avis Group Holdings, Inc.
   11.00%, 5/01/09................                 7,000         7,840,000
Buhrmann US, Inc.
   12.25%, 11/01/09...............                 1,750         1,863,750
Employee Solutions, Inc.
   Series B
   10.00%, 10/15/04(a)(g).........                 2,000                 0
Intertek Finance Plc
   Series B
   10.25%, 11/01/06...............                 2,500         1,637,500
Outsourcing Services Group, Inc.
   10.875%, 3/01/06...............                 2,000         1,210,000
Resolution Performance
   13.50%, 11/15/10(c)............                 1,275         1,370,625
URS Corp.
   Series B
   12.25%, 5/01/09................                 1,700         1,761,625
                                                              ------------
                                                                32,752,250
                                                              ------------
Supermarkets & Drugs - 0.9%
Pueblo Xtra International
   9.50%, 8/01/03.................                 3,677         1,305,335
   Series C
   9.50%, 8/01/03.................                   818           290,390
Stater Brothers Holdings, Inc.
   10.75%, 8/15/06................                 3,750         3,496,875
                                                              ------------
                                                                 5,092,600
                                                              ------------
Technology - 3.5%
Cherokee International
   Series B
   10.50%, 5/01/09................                 2,500         2,187,500
Elgar Holdings, Inc.
   9.875%, 2/01/08................                 5,000         3,275,000
Fairchild Semiconductor
   10.125%, 3/15/07...............                 2,500         2,481,250
   10.50%, 2/01/09(c).............                 2,350         2,361,750
SCG Holdings, Inc.
   12.00%, 8/01/09................                 4,420         3,955,900
Viasystems, Inc.
   9.75%, 6/01/07.................                 6,500         5,200,000
                                                              ------------
                                                                19,461,400
                                                              ------------


--------------------------------------------------------------------------------
18 o ALLIANCE HIGH YIELD FUND

--------------------------------------------------------------------------------
                                                        PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                                               Shares or
                                               Principal
                                                  Amount
                                                   (000)      U.S. $ Value
--------------------------------------------------------------------------------

Utility - 3.5%
AES Corp.
   8.875%, 2/15/11(h).............                $2,660      $  2,713,200
   9.375%, 9/15/10(h).............                 1,700         1,785,000
   9.50%, 6/01/09(h)..............                 3,550         3,754,125
Cogentrix Energy, Inc.
   Series B
   8.75%, 10/15/08(h).............                 5,000         5,200,755
Northeast Utilities
   Series B
   8.38%, 3/01/05.................                   373           379,680
PSEG Energy Holdings
   9.125%, 2/10/04................                 1,500         1,552,716
   10.00%, 10/01/09...............                 4,000         4,322,900
                                                              ------------
                                                                19,708,376
                                                              ------------
Total Corporate Debt Obligations
   (cost $586,236,177)............                             490,648,200
                                                              ------------
Convertible Preferred Stock - 0.0%
Earthwatch, Inc.
   Series C
   8.50%, 3/31/09(c)(i)
   (cost $89,977).................               359,907            89,977
                                                              ------------
Non-Convertible Preferred
   Stocks - 4.2%
CSC Holdings, Inc.
   Series M
   11.125%, 4/01/08(i)............                69,377         7,648,848
Dobson Communications Corp.
   12.50%, 1/15/08(i)(j)..........                     0               381
Global Crossing Holdings, Ltd.
   10.50%, 12/01/08(i)............                30,000         2,910,000
Harborside Healthcare
   13.50%, 8/01/10(i).............                     1                55
Nextel Communications, Inc.
   Series E
   11.125%, 2/15/10(i)............                14,439        12,417,394
Nextlink Communications
   14.00%, 2/01/09(i).............                12,500           403,125
                                                              ------------
Total Non-Convertible Preferred Stocks
   (cost $25,528,037).............                              23,379,803
                                                              ------------


--------------------------------------------------------------------------------
                                                   ALLIANCE HIGH YIELD FUND o 19

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                                               Shares or
                                               Principal
                                                  Amount
                                                   (000)      U.S. $ Value
--------------------------------------------------------------------------------

Common Stocks - 0.3%
Goss Holdings, Inc. Cl. B(d)......               104,541      $    209,082
McLeodUSA Inc. Cl. A(d)...........                96,011         1,260,144
OpTel, Inc.(c)(d).................                 1,635                16
Phase Metrics, Inc.(d)(g).........               216,818           240,018
                                                              ------------
Total Common Stocks
   (cost $2,435,006)..............                               1,709,260
                                                              ------------
Time Deposits - 5.7%
Bank of New York
   5.25%, 3/01/01.................                 2,303         2,303,000
Dresdner Bank
   5.50%, 3/01/01.................                29,400        29,400,000
                                                              ------------
Total Time Deposits
   (cost $31,703,000).............                              31,703,000
                                                              ------------
Total Investments - 98.2%
   (cost $645,992,197)............                             547,530,240
Other assets less liabilities - 1.8%                             9,992,969
                                                              ------------

Net Assets - 100%.................                            $557,523,209
                                                              ============

(a)   Security is in default and is non-income producing.

(b) Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective.

(c) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2001, these securities amounted to $68,715,587 or 12.3% of net assets.

(d)   Non-income producing security.

(e)   Variable rate coupon, rate shown as of February 28, 2001.

(f)   Security trades with warrants expiring March 15, 2010.

(g)   Illiquid security, valued at fair market value (see Note A).

(h) Securities, or portion thereof, with an aggregate market value of $12,395,580 have been segregated to collateralize forward exchange currency contracts.

(i)   Pay-In-Kind (PIK) preferred, quarterly stock payments.

(j)   Held 0.4 shares at February 28, 2001.

      See notes to financial statements.


--------------------------------------------------------------------------------
20 o ALLIANCE HIGH YIELD FUND

--------------------------------------------------------------------------------
                                               STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------

STATEMENT OF ASSETS & LIABILITIES
February 28, 2001 (unaudited)

Assets
Investments in securities, at value (cost $645,992,197) ......    $ 547,530,240
Cash .........................................................        2,626,410
Foreign cash, at value (cost $692,559) .......................          693,259
Receivable for investment securities sold ....................       34,403,332
Interest receivable ..........................................       12,583,369
Receivable for capital stock sold ............................        3,726,360
Deferred organization expenses ...............................           65,092
                                                                  -------------
Total assets .................................................      601,628,062
                                                                  -------------
Liabilities
Payable for investment securities purchased ..................       40,103,828
Dividends payable ............................................        1,605,948
Payable for capital stock redeemed ...........................        1,085,887
Distribution fee payable .....................................          373,672
Advisory fee payable .........................................          317,760
Unrealized depreciation on forward exchange
   currency contracts ........................................           61,613
Accrued expenses .............................................          556,145
                                                                  -------------
Total liabilities ............................................       44,104,853
                                                                  -------------
Net Assets ...................................................    $ 557,523,209
                                                                  =============
Composition of Net Assets
Capital stock, at par ........................................    $      76,535
Additional paid-in capital ...................................      817,296,968
Distributions in excess of net investment income .............       (7,924,961)
Accumulated net realized loss on investment and
   foreign transactions ......................................     (153,400,656)
Net unrealized depreciation of investments and
   foreign currency denominated assets and liabilities .......      (98,524,677)
                                                                  -------------
                                                                  $ 557,523,209
                                                                  =============
Calculation of Maximum Offering Price
Class A Shares
Net asset value and redemption price per share
   ($83,806,950 / 11,504,585 shares of capital stock
   issued and outstanding) ...................................            $7.28
Sales charge-- 4.25% of public offering price ................              .32
                                                                          -----
Maximum offering price .......................................            $7.60
                                                                          =====
Class B Shares
Net asset value and offering price per share
   ($390,875,912 / 53,661,228 shares of capital stock
   issued and outstanding) ...................................            $7.28
                                                                          =====
Class C Shares
Net asset value and offering price per share
   ($74,711,757 / 10,253,885 shares of capital stock
   issued and outstanding) ...................................            $7.29
                                                                          =====
Advisor Class Shares
Net asset value, redemption and offering price per share
   ($8,128,590 / 1,114,827 shares of capital stock
   issued and outstanding) ...................................            $7.29
                                                                          =====

See notes to financial statements.


--------------------------------------------------------------------------------
                                                   ALLIANCE HIGH YIELD FUND o 21

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
Six Months Ended February 28, 2001 (unaudited)

Investment Income
Interest (net of foreign taxes
   withheld of $3,157) ...............       $32,749,192
Dividends ............................         1,090,403        $    33,839,595
                                             -----------
Expenses
Advisory fee .........................         1,973,162
Distribution fee--Class A ............           114,252
Distribution fee--Class B ............         1,884,886
Distribution fee--Class C ............           345,569
Transfer agency ......................           492,328
Registration .........................           100,402
Custodian ............................            95,300
Administrative .......................            73,461
Printing .............................            67,156
Audit and legal ......................            51,353
Amortization of organization expenses             28,327
Directors' fees ......................            10,998
Miscellaneous ........................             6,468
                                             -----------
Total expenses .......................                                5,243,662
                                                                ---------------
Net investment income ................                               28,595,933
                                                                ---------------
Realized and Unrealized Loss on
Investments and Foreign
Currency Transactions
Net realized loss on investment
   transactions ......................                              (48,890,637)
Net realized loss on foreign
   currency transactions .............                                  (16,512)
Net change in unrealized appreciation/
   depreciation of:
   Investments .......................                               (6,443,983)
   Foreign currency denominated
     assets and liabilities ..........                                  (55,623)
                                                                ---------------
Net loss on investments and foreign
   currency transactions .............                              (55,406,755)
                                                                ---------------
Net Decrease in Net Assets From
Operations ...........................                          $   (26,810,822)
                                                                ===============

See notes to financial statements.


--------------------------------------------------------------------------------
22 o ALLIANCE HIGH YIELD FUND

--------------------------------------------------------------------------------
                                              STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

STATEMENT OF CHANGES
IN NET ASSETS

                                               Six Months
                                                  Ended               Year Ended
                                            February 28, 2001         August 31,
                                               (unaudited)               2000
                                              -------------         -------------
Increase (Decrease) in Net Assets
from Operations
Net investment income ................        $  28,595,933         $  64,935,836
Net realized loss on investment and
   foreign currency transactions .....          (48,907,149)          (58,123,077)
Net change in unrealized appreciation/
   depreciation of investments and
   foreign currency denominated assets
   and liabilities ...................           (6,499,606)          (37,483,196)
                                              -------------         -------------
Net decrease in net assets from
   operations ........................          (26,810,822)          (30,670,437)
Dividends to Shareholders from:
Net investment income
   Class A ...........................           (4,845,772)          (10,294,970)
   Class B ...........................          (22,562,052)          (49,453,359)
   Class C ...........................           (4,129,326)           (9,091,351)
   Advisor Class .....................             (249,771)             (315,092)
Tax return of capital
   Class A ...........................                  -0-              (480,637)
   Class B ...........................                  -0-            (2,308,807)
   Class C ...........................                  -0-              (424,444)
   Advisor Class .....................                  -0-               (14,710)
Capital Stock Transactions
Net increase (decrease) ..............           29,104,569           (43,157,904)
                                              -------------         -------------
Total decrease .......................          (29,493,174)         (146,211,711)
Net Assets
Beginning of period ..................          587,016,383           733,228,094
                                              -------------         -------------
End of period ........................        $ 557,523,209         $ 587,016,383
                                              -------------         -------------

See notes to financial statements.


--------------------------------------------------------------------------------
                                                   ALLIANCE HIGH YIELD FUND o 23

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
February 28, 2001 (unaudited)

NOTE A

Significant Accounting Policies

Alliance High Yield Fund, Inc. (the "Fund") was incorporated in the state of Maryland on December 19, 1996 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered principally to investors participating in fee based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan, if any. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of as sets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sale price or, if there was no sale on such day, the last bid price quoted on such day. If no bid prices are quoted, then the security is valued at the mean of the bid and asked prices as obtained on that day from one or more dealers regularly making a market in that security. Securities traded on the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the United States over-the-counter market and securities listed on a national securities exchange whose primary market is believed to be over-the-counter are valued at the mean of the closing bid and asked prices provided by two or more dealers regularly making a market in such securities. U.S. government securities and other debt securities which mature in 60 days or less are valued at amortized cost unless this method does not represent fair value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or in accordance with procedures approved by, the Board of Directors. Fixed income securities may be


--------------------------------------------------------------------------------
24 o ALLIANCE HIGH YIELD FUND

--------------------------------------------------------------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Mortgage backed and asset backed securities may be valued at prices obtained from a bond pricing service or at a price obtained from one or more of the major broker/dealers in such securities. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted bid price on a security.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized foreign exchange gains and losses represent foreign exchange gains and losses from sales and maturities of debt securities and forward currency exchange contracts, holding of foreign currencies, exchange gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign taxes receivable recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. Organization Expenses

Organization costs of $285,600 have been deferred and are being amortized on a straight-line basis through April 2002.

5. Investment Income and Investment Transactions

Interest income is accrued daily. Dividend income is recorded on ex-dividend date. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discount as an adjustment to interest income.

6. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except that each class's transfer agent fees and distri-


--------------------------------------------------------------------------------
                                                   ALLIANCE HIGH YIELD FUND o 25

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

bution fees, if any, are charged only against the assets of that class.

7. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. Based on the operations of the fund as of the semi-annual date, and its distribution policy, the fund may have a tax return of capital at year end. At this time, the amount of this tax return of capital is not estimable.

8. Change in Accounting Principle

In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of its Audit and Accounting Guide for Investment Companies (the "Guide"), which is effective for fiscal years beginning after December 15, 2000. The Guide will require the Fund to amortize premiums and discounts on fixed income securities. Upon adoption, the Fund will be required to record a cumulative effect adjustment to reflect the amortization of premiums. The adjustment will reduce net investment income and increase unrealized appreciation on securities by the same amount, and therefore will not impact total net assets. At this time, the analysis of the adjustment has not been completed. Although this adjustment affects the financial statements, adoption of this principle will not effect the amount of distributions paid to shareholders, because the Fund determines its required distributions under Federal income tax laws.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") an advisory fee at an annual rate of .75 of 1% of the average daily net assets of the Fund. Such fee is accrued daily and paid monthly.

The Fund compensates Alliance Global Investor Services, Inc. (a wholly-owned subsidiary of the Adviser) under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $241,276 for the six months ended February 28, 2001.

For the six months ended February 28, 2001, the Fund's expenses were reduced by $11,372 under an expense offset arrangement with Alliance Fund Services, Inc.

Alliance Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the Distributor of the Fund's shares. The Distributor has advised the Fund that it received front-end sales charges of $20,275 from the sale of Class A shares, and $15,288, $625,842 and $12,944 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended February 28, 2001.

--------------------------------------------------------------------------------
26 o ALLIANCE HIGH YIELD FUND

--------------------------------------------------------------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30 of 1% of the Fund's average daily net assets attributable to Class A shares and 1% of the Fund's average daily net assets attributable to the Class B and Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $25,780,049 and $1,252,847, for Class B and Class C shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government obligations) aggregated $220,917,806 and $195,205,072, respectively, for the six months ended February 28, 2001. There were no purchases or sales of U.S. government or government agency obligations for the six months ended February 28, 2001.

At February 28, 2001, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation of investments was $18,554,757 and gross unrealized depreciation of investments was $117,016,714, resulting in net unrealized depreciation of $98,461,957 (excluding foreign currency transactions).

At August 31, 2000, the Fund had a capital loss carryforward of $53,795,018 of which $7,232,173 expires in the year 2007 and $46,562,845 expires in the year 2008.

Capital losses and foreign currency losses incurred after October 31 ("post-October" losses) within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital losses of $49,665,633 during the fiscal year 2000. These carryover losses may be used to offset future capital gains. To the extent they are so used, future capital gains will not be distributed to shareholders until they exceed available capital loss carryovers.

1. Forward Exchange Currency Contracts

The Fund enters into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm pur-


--------------------------------------------------------------------------------
                                                   ALLIANCE HIGH YIELD FUND o 27

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

chase and sale commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in realized gains or losses on foreign currency transactions.

Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund.

The Fund's custodian will place and maintain liquid assets in a separate account of the Fund having a value at least equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. The face or contract amount, in U.S. dollars, as reflected in the following table, reflects the total exposure the Fund has in that particular currency contract.

At February 28, 2001, the Fund had outstanding forward exchange currency contracts as follows:

                                       U.S. $
                      Contract       Value on         U.S. $
                        Amount    Origination        Current          Unrealized
                         (000)           Date          Value        Depreciation
                     -----------------------------------------------------------
Forward Exchange
  Currency Sale
  Contracts
Euro,
  settling 3/30/01      11,854      $10,843,757   $10,905,370          $(61,613)

NOTE E

Capital Stock

There are 12,000,000,000 shares of $.001 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class shares. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:


--------------------------------------------------------------------------------
28 o ALLIANCE HIGH YIELD FUND

--------------------------------------------------------------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                   -------------------------------------   -------------------------------------
                                    Shares                                  Amount
                   -------------------------------------   -------------------------------------
                    Six Months Ended                        Six Months Ended
                   February 28, 2001          Year Ended   February 28, 2001          Year Ended
                         (unaudited)     August 31, 2000         (unaudited)     August 31, 2000
                   -----------------------------------------------------------------------------
Class A
Shares sold                4,077,984           6,594,395       $  29,951,765       $  57,545,442
------------------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends                  258,191             481,846           1,900,875           4,205,289
------------------------------------------------------------------------------------------------
Shares converted
  from Class B                57,700             401,828             421,694           3,535,384
------------------------------------------------------------------------------------------------
Shares redeemed           (3,216,490)         (7,960,252)        (23,904,125)        (69,513,121)
------------------------------------------------------------------------------------------------
Net increase
  (decrease)               1,177,385            (482,183)      $   8,370,209       $  (4,227,006)
================================================================================================

Class B
Shares sold                8,921,558          15,397,573       $  65,742,323       $ 135,466,783
------------------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends                  908,178           1,745,007           6,682,732          15,212,301
------------------------------------------------------------------------------------------------
Shares converted
  to Class A                 (57,700)           (402,052)           (421,694)         (3,535,384)
------------------------------------------------------------------------------------------------
Shares redeemed           (8,125,204)        (20,443,859)        (59,667,573)       (178,986,543)
------------------------------------------------------------------------------------------------
Net increase
  (decrease)               1,646,832          (3,703,331)      $  12,335,788       $ (31,842,843)
================================================================================================

Class C
Shares sold                3,064,310           4,201,099       $  22,506,847       $  36,666,112
------------------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends                  210,968             415,074           1,552,602           3,622,340
------------------------------------------------------------------------------------------------
Shares redeemed           (2,878,180)         (5,315,308)        (21,497,873)        (46,693,503)
------------------------------------------------------------------------------------------------
Net increase
  (decrease)                 397,098            (699,135)      $   2,561,576       $  (6,405,051)
================================================================================================

Advisor Class
Shares sold                  878,216             214,775       $   6,314,910       $   1,901,987
------------------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends                   18,585              13,317             135,767             116,567
------------------------------------------------------------------------------------------------
Shares redeemed              (83,496)           (302,822)           (613,681)         (2,701,558)
------------------------------------------------------------------------------------------------
Net increase
  (decrease)                 813,305             (74,730)      $   5,836,996       $    (683,004)
================================================================================================


--------------------------------------------------------------------------------
                                                   ALLIANCE HIGH YIELD FUND o 29

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE F

Bank Borrowing

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended February 28, 2001.


--------------------------------------------------------------------------------
30 o ALLIANCE HIGH YIELD FUND

--------------------------------------------------------------------------------
                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                ---------------------------------------------------------------------------
                                                                     Class A
                                ---------------------------------------------------------------------------
                                  Six Months
                                       Ended                                                      April 22,
                                February 28,                    Year Ended August 31,            1997(a) to
                                        2001      ------------------------------------------     August 31,
                                 (unaudited)             2000           1999            1998           1997
                                ---------------------------------------------------------------------------
Net asset value,
  beginning of period .......   $      8.10       $      9.47    $     10.76     $     11.17    $     10.00
                                ---------------------------------------------------------------------------
Income from Investment
  Operations
Net investment income(b) ....           .42               .92           1.02            1.03            .37
Net realized and unrealized
  gain (loss) on investments
  and foreign currency
  transactions ..............          (.76)            (1.26)         (1.08)           (.27)          1.15
                                ---------------------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations ................          (.34)             (.34)          (.06)            .76           1.52
                                ---------------------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income .........          (.48)             (.98)         (1.02)          (1.02)          (.35)
Distributions in excess of
  net investment income .....           -0-               -0-           (.05)           (.01)           -0-
Tax return of capital .......           -0-              (.05)          (.01)            -0-            -0-
Distributions from net
  realized gains ............           -0-               -0-           (.15)           (.14)           -0-
                                ---------------------------------------------------------------------------
Total dividends and
  distributions .............          (.48)            (1.03)         (1.23)          (1.17)          (.35)
                                ---------------------------------------------------------------------------
Net asset value,
  end of period .............   $      7.28       $      8.10    $      9.47     $     10.76    $     11.17
                                ===========================================================================
Total Return
Total investment return based
  on net asset value(c) .....         (4.20)%           (3.79)%         (.58)%          6.42%         15.33%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) ...........   $    83,807       $    83,645    $   102,400     $    43,960    $     5,889
Ratio to average net assets:
  Expenses, net of waivers/
    reimbursements ..........          1.39%(d)          1.33%          1.31%           1.43%          1.70%(d)
  Expenses, before waivers/
    reimbursements ..........          1.39%(d)          1.33%          1.31%           1.46%          3.11%(d)
  Net investment income,
    net of waivers/
    reimbursements ..........         11.46%(d)         10.92%         10.21%           8.89%          8.04%(d)
Portfolio turnover rate .....            40%              102%           182%            311%            73%

See footnote summary on page 35.


--------------------------------------------------------------------------------
                                                   ALLIANCE HIGH YIELD FUND o 31

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                ---------------------------------------------------------------------------
                                                                     Class B
                                ---------------------------------------------------------------------------
                                  Six Months
                                       Ended                                                      April 22,
                                February 28,                    Year Ended August 31,            1997(a) to
                                        2001      ------------------------------------------     August 31,
                                 (unaudited)             2000           1999            1998           1997
                                ---------------------------------------------------------------------------
Net asset value,
  beginning of period .......   $      8.10        $     9.46     $    10.75     $     11.17     $    10.00
                                ---------------------------------------------------------------------------
Income from Investment
  Operations
Net investment income(b) ....           .39               .86            .95             .96            .31
Net realized and unrealized
  gain (loss) on investments
  and foreign currency
  transactions ..............          (.76)            (1.26)         (1.08)           (.28)          1.19
                                ---------------------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations ................          (.37)             (.40)          (.13)            .68           1.50
                                ---------------------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income .........          (.45)             (.91)          (.95)           (.95)          (.33)
Distributions in excess of
  net investment income .....           -0-               -0-           (.05)           (.01)           -0-
Tax return of capital .......           -0-              (.05)          (.01)            -0-            -0-
Distributions from net
  realized gains ............           -0-               -0-           (.15)           (.14)           -0-
                                ---------------------------------------------------------------------------
Total dividends and
  distributions .............          (.45)             (.96)         (1.16)          (1.10)          (.33)
                                ---------------------------------------------------------------------------
Net asset value,
  end of period .............   $      7.28        $     8.10     $     9.46     $     10.75     $    11.17
                                ===========================================================================
Total Return
Total investment return based
  on net asset value(c)  ....         (4.58)%           (4.40)%        (1.26)%          5.69%         15.07%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) ...........   $   390,876        $  421,105     $  527,337     $   269,426     $   43,297
Ratio to average net assets:
  Expenses, net of waivers/
    reimbursements ..........          2.11%(d)          2.04%          2.03%           2.13%          2.40%(d)
  Expenses, before waivers/
    reimbursements ..........          2.11%(d)          2.04%          2.03%           2.16%          3.85%(d)
  Net investment income,
    net of waivers/
    reimbursements ..........         10.75%(d)         10.21%          9.52%           8.18%          7.19%(d)
Portfolio turnover rate .....            40%              102%           182%            311%            73%

See footnote summary on page 35.


--------------------------------------------------------------------------------
32 o ALLIANCE HIGH YIELD FUND

--------------------------------------------------------------------------------
                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                ---------------------------------------------------------------------------
                                                                     Class C
                                ---------------------------------------------------------------------------
                                  Six Months
                                       Ended                                                      April 22,
                                February 28,                    Year Ended August 31,            1997(a) to
                                        2001      ------------------------------------------     August 31,
                                 (unaudited)             2000           1999            1998           1997
                                ---------------------------------------------------------------------------
Net asset value,
  beginning of period .......    $     8.10        $     9.47     $    10.75      $    11.17     $    10.00
                                ---------------------------------------------------------------------------
Income from Investment
  Operations
Net investment income(b) ....           .39               .86            .95             .96            .32
Net realized and unrealized
  gain (loss) on investments
  and foreign currency
  transactions ..............          (.75)            (1.27)         (1.07)           (.28)          1.18
                                ---------------------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations ................          (.36)             (.41)          (.12)            .68           1.50
                                ---------------------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income .........          (.45)             (.91)          (.95)           (.95)          (.33)
Distributions in excess of
  net investment income .....           -0-               -0-           (.05)           (.01)           -0-
Tax return of capital .......           -0-              (.05)          (.01)            -0-            -0-
Distributions from net
  realized gains ............           -0-               -0-           (.15)           (.14)           -0-
                                ---------------------------------------------------------------------------
Total dividends and
  distributions .............          (.45)             (.96)         (1.16)          (1.10)          (.33)
                                ---------------------------------------------------------------------------
Net asset value,
  end of period .............    $     7.29        $     8.10     $     9.47      $    10.75     $    11.17
                                ===========================================================================
Total Return
Total investment return based
  on net asset value(c)  ....         (4.45)%           (4.51)%        (1.16)%          5.69%         15.07%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) ...........    $   74,712        $   79,826     $   99,927      $   48,337     $    7,575
Ratio to average net assets:
  Expenses, net of waivers/
    reimbursements ..........          2.09%(d)          2.03%          2.02%           2.13%          2.40%(d)
  Expenses, before waivers/
    reimbursements ..........          2.09%(d)          2.03%          2.02%           2.16%          3.84%(d)
  Net investment income,
    net of waivers/
    reimbursements ..........         10.75%(d)         10.23%          9.54%           8.17%          7.24%(d)
Portfolio turnover rate .....            40%              102%           182%            311%            73%

See footnote summary on page 35.


--------------------------------------------------------------------------------
                                                   ALLIANCE HIGH YIELD FUND o 33

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                ---------------------------------------------------------------------------
                                                                  Advisor Class
                                ---------------------------------------------------------------------------
                                  Six Months
                                       Ended                                                      April 22,
                                February 28,                    Year Ended August 31,            1997(a) to
                                        2001      ------------------------------------------     August 31,
                                 (unaudited)             2000           1999            1998           1997
                                ---------------------------------------------------------------------------
Net asset value,
  beginning of period ........    $    8.10         $    9.47      $   10.76       $   11.17      $   10.00
                                ---------------------------------------------------------------------------
Income from Investment
  Operations
Net investment income(b) .....          .42               .95           1.06            1.11            .40
Net realized and unrealized
  gain (loss) on investments
  and foreign currency
  transactions ...............         (.74)            (1.27)         (1.09)           (.32)          1.13
                                ---------------------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations .................         (.32)             (.32)          (.03)            .79           1.53
                                ---------------------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income ..........         (.49)            (1.00)         (1.06)          (1.05)          (.36)
Distributions in excess of net
  investment income ..........          -0-               -0-           (.04)           (.01)           -0-
Tax return of capital ........          -0-              (.05)          (.01)            -0-            -0-
Distributions from net
  realized gains .............          -0-               -0-           (.15)           (.14)           -0-
                                ---------------------------------------------------------------------------
Total dividends and
  distributions ..............         (.49)            (1.05)         (1.26)          (1.20)          (.36)
                                ---------------------------------------------------------------------------
Net asset value,
  end of period ..............    $    7.29         $    8.10      $    9.47       $   10.76      $   11.17
                                ===========================================================================
Total Return
Total investment return based
  on net asset value(c)  .....        (3.91)%           (3.47)%         (.28)%          6.68%         15.44%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) ............    $   8,129         $   2,441      $   3,564       $   2,256      $     321
Ratio to average net assets:
  Expenses, net of waivers/
    reimbursements ...........         1.11%(d)          1.01%          1.03%           1.14%          1.40%(d)
  Expenses, before waivers/
    reimbursements ...........         1.11%(d)          1.01%          1.03%           1.16%          2.82%(d)
  Net investment income,
    net of waivers/
    reimbursements ...........        11.92%(d)         11.20%         10.58%           9.25%          8.20%(d)
Portfolio turnover rate ......           40%              102%           182%            311%            73%

See footnote summary on page 35.


--------------------------------------------------------------------------------
34 o ALLIANCE HIGH YIELD FUND

--------------------------------------------------------------------------------
                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(a)   Commencement of operations.

(b)   Based on average shares outstanding.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.

(d)   Annualized.


--------------------------------------------------------------------------------
                                                   ALLIANCE HIGH YIELD FUND o 35

--------------------------------------------------------------------------------
GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

GLOSSARY OF INVESTMENT TERMS

benchmark

A standard by which a fund's performance is measured. Benchmarks usually consist of an unmanaged index, such as the Standard & Poor's 500 Stock Index.

bond

Bonds are promissory notes or IOUs issued by a governments or business corporations in return for loans. They are most often issued in multiples of $1,000 or $5,000, but $100 and $500 bonds are available. A bond is evidence of a debt on which the issuer typically promises to pay the bondholder (also called a lender or creditor) a fixed rate of interest at intervals over a specified length of time (usually ten years or more), and to repay the original loan upon expiration (the maturity date). Because a bond represents the debt of the issuer, a bondholder is not considered an owner of the issuer, as a stockholder is.

credit rating

A bond rating that measures of the quality and safety of a bond, based on the issuer's financial condition. In particular, an evaluation from a rating service indicating the probability that a debt issuer will be able to meet scheduled interest and principal repayments. Ratings typically range from AAA, which is the highest rating, to D, which is the lowest rating.

Federal Reserve Board

The seven-member board that oversees Federal Reserve Banks, establishes monetary policy and monitors the country's economic state.

government bond

A bond that is issued by the U.S. government.

investment-grade bond

A bond that is considered safe, having a relatively high bond rating.

Treasuries

Negotiable U.S. government debt obligations, backed by the full faith and credit of the U.S. government. Treasuries are issued either as bills, notes or bonds depending on the maturity. Treasuries are exempt from state and local taxes.

U.S. government agency securities

Securities issued by U.S. government-related agencies, such as Government National Mortgage Association, Federal Home Loan Mortgage Corporation, and Federal National Mortgage Association that are exempt from state and local taxes. Also called agency securities.

yield

The rate of return on an asset, usually referring to dividend or interest payments, expressed as a percentage of current market price.


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                                                                ALLIANCE CAPITAL
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ALLIANCE CAPITAL
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with approximately $454 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 43 of the FORTUNE 100 companies and public retirement funds in 41 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by over 605 investment professionals in 36 cities and 21 countries. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 12/31/00.


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                                                   ALLIANCE HIGH YIELD FUND o 37
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ALLIANCE CAPITAL AT YOUR SERVICE
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Alliance Capital At Your Service

At Alliance Capital, shareholder satisfaction is among our top priorities. That's why we provide our shareholders with a wide variety of products and time-saving services to meet their needs.

o     Low Minimum Investments

      You can begin investing in Alliance Capital funds with as little as $250 (except for Alliance Select Investor Series Biotechnology Portfolio, Alliance Select Investor Series Premier Portfolio, Alliance Select Investor Series Technology Portfolio, and Alliance Select Investor Series Small Cap Growth Portfolio which generally have a $10,000 minimum initial investment) and may make subsequent investments of $50 or more.

o     Automatic Reinvestment

      You may choose to reinvest fund dividend and capital-gains distributions automatically at no charge.

o     Automatic Investment Program

      Build your investment account by having money automatically transferred from your bank account on a regular basis.

o     Dividend Direction Plans

      You may cross-invest dividends from one fund into the same class of shares in any other fund without incurring a sales charge. This can be a good way to diversify your assets.

o     The Alliance Advance

      A quarterly newsletter discussing investment strategies, economic news and other matters that could affect your mutual fund investment.

o     Auto Exchange

      You may choose to automatically exchange money from one Alliance Capital fund to another on a regular basis. This can be a good way to dollar cost average*, helping you to invest with discipline.

o     Systematic Withdrawals

      Regular checks for specified amounts can be sent to you or to your brokerage or bank account.

o     A Choice of Purchase Plans

      Most funds are available in A, B, and C Class shares. Many funds are also available in Advisor Class shares.

o     Telephone Transaction

      Purchases, transfers and redemptions can be made by calling (800) 221-5672. Our knowledgeable representatives are available to assist you Monday through Friday from 8:30 a.m. to 8:00 p.m. Eastern Standard Time.

o     Alliance Answer: 24-Hour Information

      For your convenience, our computerized audio response system is available to you 24-hours a day by calling (800) 251-0539. Using any touch tone phone, you can hear share prices, get account balances, review details of your last transaction, obtain dividend information, order statements/checkbooks, review fund objectives, literature and Watchlist information, order additional copies of statements and request additional year-end tax forms (available from February 1 to May 31).

o Alliance Capital on the World Wide Web at www.alliancecapital.com. Here, you can access updated account information, make additional investments, request more information, exchange between Alliance funds and view fund performance, press releases and articles.

* Dollar cost averaging does not assure a profit nor protect against loss in a declining market. Since this strategy involves continuous investments in securities, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.


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38 o ALLIANCE HIGH YIELD FUND
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                                                              BOARD OF DIRECTORS
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BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Clifford L. Michel(1)
Donald J. Robinson(1)

OFFICERS

Kathleen A. Corbet, Senior Vice President
Gregory Dube, Senior Vice President
Kenneth Smalley, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Juan J. Rodriguez, Controller

Custodian

The Bank of New York
One Wall Street
New York, NY 10286

Principal Underwriter

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Auditors

Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019

Transfer Agent

Alliance Global Investor Services
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-Free (800) 221-5672

(1)   Member of the Audit Committee.


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                                                   ALLIANCE HIGH YIELD FUND o 39
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ALLIANCE CAPITAL FAMILY OF FUNDS
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ALLIANCE CAPITAL FAMILY OF FUNDS

Domestic Equity Funds

Growth & Income Fund
Growth Fund
Health Care Fund
Premier Growth Fund
Quasar Fund
Technology Fund
The Alliance Fund

Global & International Equity Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

AllianceBernstein Value Funds

Disciplined Value Fund
Global Value Fund
International Value Fund
Real Estate Investment Fund
Small Cap Value Fund
Utility Income Fund
Value Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Small Cap Growth Portfolio
Technology Portfolio

Asset Allocation Funds

Balanced Shares
Conservative Investors Fund
Growth Investors Fund

Fixed Income Funds

Corporate Bond Portfolio
Global Dollar Government Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
North American Government Income Trust
Quality Bond Portfolio
U.S. Government Portfolio

Municipal Income Funds

National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

Closed-End Funds

All-Market Advantage Fund
The Austria Fund
ACM Government Income Fund
ACM Government Opportunity Fund
The Korean Investment Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.


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40 o ALLIANCE HIGH YIELD FUND
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Alliance High Yield Fund
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

Alliance Capital [LOGO](R)
The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

HIYSR201